Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 120,750,000
Previously Paid Amount	153.10
Total Fee Amount	18,486.83
Total Offset Amount	0
Net Fee	$ 18,333.73